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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                 ---------------


                                    FORM 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 26, 2001


                           ARENA PHARMACEUTICALS, INC.
                   ------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


         Delaware                        000-31161               23-2908305
----------------------------   --------------------------  ---------------------
(State or Other Jurisdiction    (Commission File Number)     (I.R.S. Employer
of Incorporation)                                           Identification No.)


               6166 Nancy Ridge Drive, San Diego, California 92121
--------------------------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (858) 453-7200
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              (Registrant's telephone number, including area code)

                                       N/A
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  OTHER EVENTS.

         On March 26, 2001, Arena Pharmaceuticals, Inc., a Delaware corporation ("Arena"), issued a press release announcing that it had entered into a receptor-discovery research collaboration with Taisho Pharmaceutical Co., Ltd. Phase I of the collaboration will be directed toward identification studies for a receptor of interest to Taisho. Although the endogenous ligand for the unknown receptor has been previously identified, to date the corresponding endogenous receptor has not been discovered. In the event that the receptor is identified, cloned and sequenced, Phase II of the collaboration will focus on the application of Arena's CART Technology to the receptor, followed by screening of the CART-activated receptor with either or both of Arena's and Taisho's in-house chemical compound library. Under the research collaboration, Taisho will make a one-time up-front research and development fee payment for Phase I of the collaboration. Additional terms and payment amounts were not disclosed. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by this reference.

         Certain statements in this Form 8-K are forward-looking statements that involve a number of risks and uncertainties, and actual events or results may differ materially from Arena's and BRL Screening, Inc.'s expectations. Statements that are not historical facts, including statements which are preceded by, followed by, or that include the words "intends," "will," "plans," "expects," "anticipates," "estimates," "aim" and "believes" or similar statements are forward-looking statements. Important factors that could cause actual results to differ materially from those stated or implied by our forward looking statements due to risks and uncertainties associated with Arena's and BRL's business include, but are not limited to, the following: identification of the receptor from the Taisho collaboration as a GPCR; the ability to complete Phase I of the collaboration with Taisho; the ability to complete Project Genesis, if at all, within a reasonable time period; future quarterly or annual financial results; the timing, success and cost of preclinical research, out-licensing endeavors and clinical studies, and receipt of additional milestone payments, if any, from collaborators. Additional risk factors that could cause actual results to differ materially from those in our forward looking statements are disclosed in Arena's SEC reports, including but not limited to Arena's Form S-1, most recent quarterly report on Form 10-Q, and most recent annual report on Form 10-K. These forward-looking statements represent Arena's judgment as of the date of this release. Arena and BRL disclaim, however, any intent or obligation to update these forward-looking statements.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      Exhibits


         Exhibit No.       Description
         -----------       -----------
            99.1           Press Release dated March 26, 2001


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 26, 2001                    Arena Pharmaceuticals, Inc.
                                         A Delaware corporation


                                         By: /s/ Jack Lief
                                             -----------------------------------
                                             President & Chief Executive Officer


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                                  EXHIBIT INDEX


         Exhibit No.       Description
         -----------       -----------
            99.1           Press Release dated March 26, 2001
